UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 11, 2012

CBL & ASSOCIATES PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12494	62-1545718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 500, 2030 Hamilton Place Blvd., Chattanooga, TN 37421
(Address of principal executive office, including zip code)

(423) 855-0001
(Registrant's telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

Effective October 11, 2012, the Board of Directors of CBL & Associates Properties, Inc. (the “Company”) approved the issuance, pursuant to the terms of the Fourth Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement”) of CBL & Associates Limited Partnership, the Company's operating partnership (the “Operating Partnership”), of 1,895,358 shares of the Company's common stock, par value $.01 per share (the “Common Stock”) in response to an exchange notice received September 19, 2012 from JCP Realty, Inc., a wholly owned subsidiary of J.C. Penney Corporation, Inc., covering a like number of common units of limited partnership in the Operating Partnership. These shares were issued to JCP Realty, Inc. in accordance with the Company's right to deliver either shares of Common Stock, or their cash equivalent (as determined pursuant to the Partnership Agreement), to complete such exchanges. Also effective October 11, 2012, the Company elected to issue shares of Common Stock in response to an exchange notice received September 11, 2012 from the Ida M. Pawlisch Trust Under Agreement dated March 4, 1992, Craig A. Pawlisch, Trustee (the “Pawlisch Trust”), covering 36,376 common units of limited partnership in the Operating Partnership.

The closing of the transaction with JCP Realty, Inc. took place on Friday, October 12, 2012, and the closing of the transaction with the Pawlisch Trust is scheduled for Friday, October 19, 2012. These transactions, together with the additional issuances of Common Stock listed below, bring the aggregate amount of Common Stock issued without registration under the Securities Act of 1933, as amended (the “Securities Act”) since June 30, 2012 to 2,465,442 shares, which exceeds 1% of the number of issued and outstanding shares of the Company's Common Stock prior to such transactions. Including those described above, the Company has engaged in the following transactions involving the issuance of Common Stock in exchange for common units of limited partnership in the Operating Partnership since June 30, 2012:

Exchanging Partner	Shares of
Receiving Common Stock	Common Stock Issued	Closing Date
David J. Lewanski Family Trust Under Agreement dated October 1, 1991, Marianna E. Lewanski, Trustee	32,291	August 20, 2012
Lawrence G. Summerfield Trust dated July 11, 1992, Lawrence G. Summerfield, Trustee	55,086	August 20, 2012
Martin J. Cleary Family Trust Under Agreement dated July 27, 2011, Peggy Cleary, Trustee	109,956	August 31, 2012
David H. Jacobs Marital Trust Under Agreement dated August 24, 1987, William B. Summers, Jr., Trustee	175,820	September 17, 2012

Exchanging Partner	Shares of
Receiving Common Stock	Common Stock Issued	Closing Date
David H. Jacobs & Barbara M. Jacobs Irrevocable Trust Under Agreement dated March 30, 1972 (FBO David H. Jacobs, Jr.), William B. Summers, Jr. and Western Fiduciary Corporation, Trustees	15,981	September 17, 2012
David H. Jacobs & Barbara M. Jacobs Irrevocable Trust Under Agreement dated March 30, 1972 (FBO Marie D. Jacobs), William B. Summers, Jr. and Western Fiduciary Corporation, Trustees	15,981	September 17, 2012
David H. Jacobs & Barbara M. Jacobs Irrevocable Trust Under Agreement dated March 30, 1972 (FBO John W. Jacobs), William B. Summers, Jr. and Western Fiduciary Corporation, Trustees	37,346	September 17, 2012
David Henry Jacobs Jr. Trustee Under Declaration of Trust dated June 1, 1995	33,862	September 17, 2012
Marie D. Jacobs Living Trust dated December 20, 1995, Marie D. Jacobs Trustee	33,862	September 17, 2012
John W. Jacobs, Trustee Under Declaration of Trust dated September 22, 1997	12,497	September 17, 2012
Norm A. Hagman, M.D.	11,026	September 17, 2012
JCP Realty, Inc.	1,895,358	October 12, 2012
Ida M. Pawlisch Trust Under Agreement dated March 4, 1992, Craig A. Pawlisch, Trustee	36,376	October 19, 2012*
* Scheduled closing date

We believe these share issuances are exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof, because they did not involve a public offering or sale. No underwriters, brokers or finders were involved in any of these transactions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBL & ASSOCIATES PROPERTIES, INC.
/s/ Farzana K. Mitchell
Farzana K. Mitchell
Executive Vice President - Chief
Financial Officer and Treasurer

Date: October 15, 2012